Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John T. Guthrie, the Chief Financial Officer of SiteOne Landscape Supply, Inc., certify that (i) the Quarterly Report on Form 10-Q for the quarter ended October 1, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of SiteOne Landscape Supply, Inc.
Dated: November 8, 2017

/s/ John T. Guthrie
John T. Guthrie
Executive Vice President, Chief Financial Officer and Assistant Secretary